OPPENHEIMER CHAMPION INCOME FUND

Supplement dated October 17, 2008 to the

Statement of Additional Information dated January 28, 2008

This supplement amends the Statement of Additional Information of Oppenheimer Champion Income Fund (the "Fund"), dated November 24, 2004. It replaces the supplements dated July 1, 2008, and is in addition to the supplements dated May 12, 2008 and April 28, 2008. The Statement of Additional Information is revised as follows:

1.     The following disclosure is added to the bulleted is in the sub-section “A. Waivers for Redemptions in Certain Cases” in Section “III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds” of the appendix titled “OppenheimerFunds Special Sales Charge Arrangements and Waivers”:

•

Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k)(excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.

•	Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.

2.     The following is added to the section titled “Additional Information About the Fund’s Investment Policies and Risks – Other Investment Techniques and Strategies” beginning on page seven:

In order to pay cash to shareholders who redeem their shares on any given day, the Fund usually must hold cash in its portfolio, liquidate portfolio securities, or borrow money, each of which imposes certain costs on the Fund. From time to time, the Fund may also participate in a program offered by ReFlow, LLC (“ReFlow”) to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to meet shareholder redemption while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund. The Fund will waive its redemption fee with respect to redemptions by ReFlow.

October 17, 2008                                                                    PX0190.015